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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 30, 2003


                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13175                              74-1828067
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)


            ONE VALERO PLACE
           SAN ANTONIO, TEXAS                                          78212
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (210) 370-2000

                         ------------------------------

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ITEM 5. OTHER EVENTS.

         On May 30, 2003, Valero Energy Corporation (the "Company") entered into an underwriting agreement for the public offering of $300,000,000 aggregate principal amount of its 4.75% Notes due 2013 (the "Notes"). The Notes are to be issued under an Indenture dated December 12, 1997 between the Company and The Bank of New York, as Trustee. The Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Nos. 333-84820, 333-84820-1 and 333-84820-2) of the Company, VEC Trust III and
VEC Trust IV. Closing of the issuance and sale of the Notes is scheduled for June 4, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         1.1 Underwriting Agreement dated May 30, 2003 among the Company and J.P. Morgan Securities Inc., Barclays Capital Inc., Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp., Banc of America Securities LLC, Banc One Capital Markets, Inc., Fleet Securities, Inc., RBC Dominion Securities Corporation, SunTrust Capital Markets, Inc., TD Securities (USA) Inc. and The Royal Bank of Scotland plc, as Underwriters.

         4.1      Terms of the 4.75% Notes due 2013.

         4.2      Form of Notes (included in Exhibit 4.1 above).

         5.1      Opinion of Jay D. Browning, Esq.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALERO ENERGY CORPORATION


Date: June 4, 2003                     By: /s/ JAY D. BROWNING
                                          --------------------------------------
                                               Jay D. Browning
                                               Vice President and Secretary


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                                  EXHIBIT INDEX

Number   Exhibit
------   -------

1.1 Underwriting Agreement dated May 30, 2003 among the Company and J.P. Morgan Securities Inc., Barclays Capital Inc., Morgan Stanley & Co. Incorporated, BNP Paribas Securities Corp., Banc of America Securities LLC, Banc One Capital Markets, Inc., Fleet Securities, Inc., RBC Dominion Securities Corporation, SunTrust Capital Markets, Inc., TD Securities (USA) Inc. and The Royal Bank of Scotland plc, as Underwriters.

4.1      Terms of the 4.75% Notes due 2013.

4.2      Form of Notes (included in Exhibit 4.1 above).

5.1      Opinion of Jay D. Browning, Esq.


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